KAYNE ANDERSON

TABLE OF CONTENTS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS.......................................................  2

INVESTMENT ADVISOR COMMENTS AND PORTFOLIOS OF INVESTMENTS
   Rising Dividends Fund.....................................................  3
   Small Cap Rising Dividends Fund...........................................  8
   International Rising Dividends Fund....................................... 15
   Intermediate Total Return Bond Fund....................................... 23
   California Intermediate Tax-Free Bond Fund................................ 29

STATEMENTS OF ASSETS AND LIABILITIES......................................... 36

STATEMENTS OF OPERATIONS..................................................... 38

STATEMENTS OF CHANGES IN NET ASSETS.......................................... 40

FINANCIAL HIGHLIGHTS......................................................... 42

NOTES TO FINANCIAL STATEMENTS................................................ 46

[Graphic]


                                 Annual Report

                               December 31, 1999

Dear Shareholder:

We are pleased to express our appreciation for your investment in the Kayne Anderson Mutual Funds. If you are new to the Kayne Anderson family of investors, we welcome you.

The enclosed annual report contains a commentary and year-end financial statements for each of our mutual funds. In each commentary, the portfolio manager reviews the objectives, annual performance and outlook for the fund. We hope that you will find these comments interesting and timely.

As investment advisors, we have managed private accounts for both equity and fixed-income investors for many years. We are delighted to be able to offer our mutual funds to you so that diversification among asset classes can be readily accomplished. Through these funds, shareholders can structure a diversified portfolio consistent with their personal investment objectives and goals.

We thank you again for your investment in the Kayne Anderson no-load mutual funds. We are committed to assisting you with the realization of your financial goals. As always, we welcome your questions and comments.

Sincerely,

/s/ Richard A. Kayne                                 /s/ Allan M. Rudnick

Richard A. Kayne                                     Allan M. Rudnick
Chief Executive Officer                              Chairman & President
Kayne Anderson Investment Management, LLC

                      KAYNE ANDERSON RISING DIVIDENDS FUND

OBJECTIVE:

The KAYNE ANDERSON RISING DIVIDENDS FUND (the "Fund") invests in high-quality, large-capitalization companies, seeking out those businesses having global dominance, excellent management, financial strength and consistent growth. The investment goal of the Fund is to achieve excellent long-term performance by owning shares in some of the world's finest companies.

COMMENTARY:

The Fund produced a 16.33% return for the year ending December 31, 1999, compared to 21.04% for the S&P 500 Index. For the three years ending December 31, 1999, the Fund was up an annualized average of 20.26%, versus 27.56% for the S&P 500.

For the full year, the Fund benefited from gains by companies in the computer systems, insurance, electrical equipment, electronics, computer software and household products industries. It was a year marked by strong performance by the technology sector, and our technology holdings, such as Hewlett Packard and Intel, performed well. While there is significant exposure to the technology sector in the Fund, overall the portfolio is underweighted in this area compared to the S&P 500. As noted below, we expect to be adding to technology holdings when valuations become more attractive.

The portfolio's performance was hindered during the year by negative sentiment affecting the health care and consumer staples industries. In general, health care stocks were impacted by concerns about upcoming pharmaceutical patent expirations and by the discussion in Congress of a Medicare prescription drug benefit, which could pressure pricing. Consumer staples stocks have been affected by retail consolidation, sluggish domestic growth, a lack of pricing power and slow recovery in key international markets.

For the year, thematically, we removed certain turnaround situations from the Fund and replaced them with more consistent, growth-oriented positions. We lessened exposure to the smaller companies in the large capitalization spectrum and increased exposure to the larger companies, consistent with the composition of the benchmark. During the year, we also increased our weighting in the technology area.

OUTLOOK:

Looking forward, we believe that the Fund is well positioned for consistent growth. Based on our research, we believe the companies in the portfolio should produce earnings per share growth averaging 13% to 15% annually with low variability.

Our outlook for the domestic economy is for continued moderate growth with low inflation. There are signs that economies in the Asia-Pacific region are picking up, which bodes well for our portfolio of industry-leading multinational companies. Given the general low level of price inflation around the world, the environment should continue to favor companies that can produce solid unit volume growth, driving consistent double-digit earnings increases. The Fund is populated with high-quality companies that fit this description.

                      KAYNE ANDERSON RISING DIVIDENDS FUND


COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON
                    RISING DIVIDENDS FUND AND THE S&P INDEX

    Average Annual Total Return
for the periods ending December 31, 1999
One Year       Since Inception (5/1/95)
 16.33%               21.66%


                                       Kayne Anderson Rising
                                          Dividends Fund       S & P 500 Index
                                          --------------       ---------------
May-95                                           10000              10000
Jun-95                                        10394.37           10592.89
Sep-95                                         11089.2            11364.1
Dec-95                                        12064.79            11977.4
Mar-96                                        12809.88           12552.02
Jun-96                                         13249.3           13040.68
Sep-96                                        13688.71           13365.03
Dec-96                                       14367.379              14404
Mar-97                                        14718.96           14722.51
Jun-97                                        17137.01           17211.92
Sep-97                                        17879.48           18420.25
Dec-97                                        18821.01           18870.42
Mar-98                                         21086.5           21423.99
Jun-98                                        21500.39           22047.99
Sep-98                                        18510.86           19776.18
Dec-98                                         21482.9           23902.89
Mar-99                                        22290.02              25014
Jun-99                                         24268.2           26692.92
Sep-99                                         22721.1           24942.83
Dec-99                                         24990.7           28570.18

Past performance is not predictive of future performance.

                      KAYNE ANDERSON RISING DIVIDENDS FUND

PORTFOLIO OF INVESTMENTS at December 31, 1999

Shares    COMMON STOCKS: 99.1%                                         Value
------    --------------------                                         -----

          BASIC MATERIALS / CHEMICALS: 3.6%
 70,930   PPG Industries, Inc...................................... $ 4,437,558
                                                                    -----------

          CAPITAL GOODS / ELECTRICAL EQUIPMENT: 7.4%
 74,450   Emerson Electric Company.................................   4,271,568
 31,300   General Electric Company.................................   4,843,675
                                                                    -----------
                                                                      9,115,243
                                                                    -----------
          CONSUMER CYCLICAL / ENTERTAINMENT & LEISURE: 4.1%
171,390   The Walt Disney Company..................................   5,013,157
                                                                    -----------

          CONSUMER CYCLICAL / RESTAURANTS: 3.5%
107,020   McDonald's Corporation...................................   4,314,243
                                                                    -----------

          CONSUMER STAPLES / BEVERAGES: 3.7%
 79,470   Coca-Cola Co.............................................   4,629,127
                                                                    -----------

          CONSUMER STAPLES / CONSUMER PRODUCTS: 4.3%
 48,160   Procter & Gamble Company.................................   5,276,530
                                                                    -----------

          CONSUMER STAPLES / FOODS: 5.6%
 79,050   BestFoods................................................   4,155,065
 33,260   Wm. Wrigley, Jr., Company................................   2,758,501
                                                                    -----------
                                                                      6,913,566
                                                                    -----------
          CAPITAL GOODS / MANUFACTURING (DIVERSIFIED): 3.5%
 64,440   Illinois Tool Works Inc..................................   4,353,727
                                                                    -----------

          ENERGY / PETROLEUM - INTERNATIONAL: 4.0%
 60,930   Exxon Mobil Corp.........................................   4,908,673
                                                                    -----------

          FINANCIAL / BANKING: 3.5%
107,140   Wells Fargo & Company....................................   4,332,474
                                                                    -----------

                      KAYNE ANDERSON RISING DIVIDENDS FUND

Shares                                                                 Value
------                                                                 -----

          FINANCIAL / FINANCIAL SERVICES: 7.6%
 76,780   Fannie Mae............................................... $ 4,793,951
 62,440   State Street Boston Corporation..........................   4,562,022
                                                                    -----------
                                                                      9,355,973
                                                                    -----------
          FINANCIAL / INSURANCE: 7.1%
 61,810   Marsh & McLennan Companies Inc...........................   5,914,444
 26,900   American International Group.............................   2,908,562
                                                                    -----------
                                                                      8,823,006
                                                                    -----------
          HEALTH CARE / DRUGS & HOSPITAL SUPPLIES: 10.6%
111,670   Abbott Laboratories......................................   4,055,017
 52,470   Johnson & Johnson........................................   4,886,269
 62,280   Merck & Co., Inc.........................................   4,176,653
                                                                    -----------
                                                                     13,117,939
                                                                    -----------
          HEALTH CARE / MEDICAL DEVICES: 3.9%
132,340   Medtronics, Inc..........................................   4,822,139
                                                                    -----------

          TECHNOLOGY / COMPUTERS & OFFICE EQUIPMENT: 9.0%
 53,880   Hewlett-Packard Company..................................   6,138,953
 46,220   International Business Machines..........................   4,991,761
                                                                    -----------
                                                                     11,130,714
                                                                    -----------
          TECHNOLOGY / DATA SERVICES: 8.4%
101,160   Automatic Data Processing Inc............................   5,449,996
 74,560   Electronic Data Systems Corporation......................   4,990,861
                                                                    -----------
                                                                     10,440,857
                                                                    -----------
          TECHNOLOGY / SEMICONDUCTORS: 5.1%
 76,690   Intel Corporation........................................   6,312,546
                                                                    -----------

          TELECOMMUNICATION: 4.2%
101,420   AT&T Corporation.........................................   5,147,066
                                                                    -----------

          TOTAL COMMON STOCKS (Cost $104,187,345).................. 122,444,538
                                                                    -----------
6

                      KAYNE ANDERSON RISING DIVIDENDS FUND

                                                                       Value
                                                                       -----
          TOTAL INVESTMENTS IN SECURITIES
          (Cost $104,187,345*): 99.1%............................  $122,444,538
          OTHER ASSETS LESS LIABILITIES: 0.9%....................     1,060,233
                                                                   ------------
          NET ASSETS: 100.0%.....................................  $123,504,771
                                                                   ============

* Cost for federal income tax purposes is the same.

          Net unrealized appreciation consists of:

          Gross unrealized appreciation..........................  $ 20,076,698
          Gross unrealized depreciation..........................    (1,819,505)
                                                                   ------------
                     Net unrealized appreciation.................  $ 18,257,193
                                                                   ============

See accompanying Notes to Financial Statements.

                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

OBJECTIVE:

The goals of the KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND are:

* To build a diversified portfolio of the next generation of high quality "blue chip" companies.
* To produce returns typical of small stocks, but with no more risk than the S&P 500 Index of large stocks.

We manage the Fund to achieve a combination of superior quality, growth and value. Earnings growth of the companies within the portfolio is the basic driver of the Fund's stock market returns. Quality is designed to keep the Fund out of trouble in difficult economies like that in 1998 when our portfolio advanced despite a decline in the overall market for small stocks. And value helps translate earnings growth into stock market growth. As seen in the following table, we believe the balance of these financial characteristics in the Fund today are exceptional.

                                                    Kayne              Russell
                                                   Anderson             2500
                                                   Small Cap            Index
                                                   ---------            -----
QUALITY
Return on Equity - Past 5 Years                      23.7%              14.0%      More Profitable
Long-term Debt/total Capital                         18.5%              36.0%      Less Financial Risk
Interest Expense Coverage                      Net Interest Income       7.0X      Less Financial Risk
Earnings Variance - Past 10 Years                    35.4%              77.0%      More Dependable
a Rated by S&p                                       51.5%               8.0%      Better Quality

Growth
Earnings Per Share Growth - Past 5 Years             17.6%              14.5%      Recovery
Earnings Per Share Growth - Past 10 Years            14.7%               9.3%      Recession
Dividend Per Share Growth - Past 5 Years             16.3%              10.7%      Recovery
Dividend Per Share Growth - Past 10 Years            12.6%               5.7%      Recession
Capital Generation - {Roe X (1-Payout)}              18.0%              11.3%      Faster Growth

VALUE
P/E Ratio - Latest 12 Months                         19.3               30.8       Better Value
Dividend Yield                                        1.4%               1.3%      Better Income

MARKET CHARACTERISTICS
$ Weighted Average Market Capitalization          $1.15 Billion     $1.01 Billion  Comparable Size
Monthly Standard Deviation - Since Inception         12.2%              16.9%      Less Market Risk

----------
Note: Data as of December 31, 1999.

Data was obtained from the Frank Russell Company and CompuStat and is assumed to be reliable.

S&P 500 Index standard deviation is 12.4%.

                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

COMMENTARY:

The Russell 2000 Index of small stocks produced a very strong return of +18.6% for the 4th quarter, accounting for most of the 1999 year return of +21.3%. The Kayne Anderson small cap portfolio, which performed in-line with the Russell 2000 Index for the first nine months of 1999, lagged significantly in the fourth quarter as the market was driven by aggressive technology stocks with little or no earnings behind them. In 1998, investors gravitated toward quality companies, helping us to outperform the Russell 2000 Index by nearly 20%. To a lesser degree, that situation reversed in 1999. Stocks selling at over 60 times earnings were the best performers (+88%), those with no earnings were the next best performing group (+63%), and those selling at 16 to 20 times earnings, which characterizes our portfolio, were the worst performing group (-7%). We are confident that our investment discipline of seeking profitable companies will be validated.

1999 Return - Russell 2000 Index

Trailing P/E      1999 Return
------------      -----------
  0-8                 3.7%
  8-12                0.2%
  12-14              -5.2%
  14-16              -4.2%
  16-20              -6.7%
  20-30               6.4%
  30-45              20.8%
  45-60              47.0%
  Over 60            88.4%
  Negative           63.2%

1999 Return - Russell 2000 Index

                     Russell 2000
                     1999 Return
                     -----------
Staples                 -20.7%
Finance                  -6.7%
Transport                -5.3%
Basic Materials          -3.7%
Consumer Cyclical        11.6%
Healthcare               15.2%
Energy                   29.5%
Capital Goods            36.0%
Utilities                39.7%
Technology              104.8%

We added three new names to the portfolio in the second half of the year - Dallas Semiconductor Corporation, Duff & Phelps Credit Rating Company, and Jack Henry & Associates. We sold two positions - American Heritage Life and Mutual Risk Management.

Dallas Semiconductor manufactures specialty semiconductors for communications, computing and industrial applications. This is a consistent 20% grower generating strong profit margins and free cash flow from a cash-rich balance sheet. Its products are in over half of all cellular telephones. On the Internet, the company's timekeeping chips keep network servers synchronized and its T1 transceivers are in Cisco and Lucent's hubs and routers.

Duff & Phelps is a global credit rating agency that issues credit ratings on bonds, preferred stocks, commercial paper, certificates of deposit, structured financings, asset-backed securities, and insurance claims paying ability. The business is very difficult to enter because it requires SEC designation and the SEC has not approved new credit rating agencies in years. New innovative securities issued by Wall Street help fuel growth. In addition, growth will come from an increased level of securities issuance as companies continue to raise capital. The business produces strong, consistent growth with high profit margins and requires very little in the way of capital investment.

                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

During the second half of 1999, we also invested in Jack Henry & Associates, the leading supplier of software and computer systems to community banks. Products include core-banking systems, ATM switching services, check imaging systems, and the nation's most widely installed Internet banking software. The company's leading market position allows Jack Henry to generate strong growth with high profit margins and high returns on capital from a debt free balance sheet, producing free cash flow along the way. Because banking is becoming more dependent on advancing technology, community banks are becoming more reliant on Jack Henry in order to remain competitive.

We sold our holdings of American Heritage Life in the second half of the year following its agreement to be purchased by The Allstate Corporation at a premium price. Allstate is the nation's largest auto and home insurer. It was attracted to American Heritage's strong position, selling life and health insurance through corporate payroll deduction plans.

We also sold Mutual Risk Management following the announcement that third quarter earnings would be flat-to-down 10% after nearly a decade of consistent year-over-year growth averaging 20%. Full year 2000 earnings are expected to decline as well. The problem is not unique to the company. One "Wall Street" analyst has seen 77% of the companies in the property and casualty insurance industry under their coverage "blow up".

OUTLOOK:

Our current small cap portfolio now sells at a price-to-earnings (P/E) ratio 35% lower than the P/E ratio of the S&P 500 Index of large stocks. This is an exceptional value and this value has attracted corporate buyers. Larger companies acquired three of our holdings in 1999 because they were attractive businesses available at discounted market valuations - American Heritage Life, Ballard Medical Products, and TCA Cable Television. Because we own high quality companies growing faster than the S&P 500, our portfolio has sold as high as a 30% premium over the past decade. These are reasons to expect this portfolio to once again sell at a premium P/E ratio to the S&P 500 in the future.

                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

KAYNE ANDERSON SMALL CAP P/E VERSUS S&P 500 P/E

        DATE        P/E RELATIVE TO S&P 500
        ----        -----------------------
        12/89               110.00%
         1/90               100.00%
         2/90                95.00%
         3/90                91.08%
         4/90                93.84%
         5/90                97.57%
         6/90                92.02%
         7/90                89.68%
         8/90                84.56%
         9/90                85.44%
        10/90                84.63%
        11/90                81.56%
        12/90                85.00%
         1/91                84.00%
         2/91                90.00%
         3/91                84.00%
         4/91                80.00%
         5/91                78.00%
         6/91                78.85%
         7/91                76.16%
         8/91                74.44%
         9/91                67.32%
        10/91                70.17%
        11/91                74.77%
        12/91                82.00%
         1/92                84.00%
         2/92                86.00%
         3/92                83.51%
         4/92                81.96%
         5/92                83.36%
         6/92                88.00%
         7/92                88.00%
         8/92                87.00%
         9/92                88.06%
        10/92                85.85%
        11/92                88.01%
        12/92                92.17%
         1/93                89.12%
         2/93                85.96%
         3/93                86.87%
         4/93                83.76%
         5/93                86.39%
         6/93                84.82%
         7/93                82.52%
         8/93                82.65%
         9/93                94.70%
        10/93                89.84%
        11/93                89.65%
        12/93                90.75%
         1/94                89.91%
         2/94                89.84%
         3/94                93.69%
         4/94                90.14%
         5/94                87.15%
         6/94                93.26%
         7/94                90.71%
         8/94                89.45%
         9/94                95.58%
        10/94                93.42%
        11/94                94.35%
        12/94               109.55%
         1/95               107.90%
         2/95               108.52%
         3/95               128.55%
         4/95               124.64%
         5/95               120.98%
         6/95               125.63%
         7/95               121.59%
         8/95               127.43%
         9/95               122.06%
        10/95               117.40%
        11/95               115.85%
        12/95               106.11%
         1/96               106.73%
         2/96               107.18%
         3/96               104.77%
         4/96               114.66%
         5/96               115.49%
         6/96               109.94%
         7/96               106.48%
         8/96               108.69%
         9/96               111.49%
        10/96               110.88%
        11/96               104.36%
        12/96               105.07%
         1/97                99.67%
         2/97                95.93%
         3/97                94.81%
         4/97                96.03%
         5/97                98.03%
         6/97                97.58%
         7/97                91.41%
         8/97                96.11%
         9/97                95.33%
        10/97                98.78%
        11/97                98.69%
        12/97                90.16%
         1/98                90.42%
         2/98                89.39%
         3/98                83.14%
         4/98                83.66%
         5/98                83.58%
         6/98                78.59%
         7/98                77.40%
         8/98                75.78%
         9/98                70.83%
        10/98                74.03%
        11/98                72.58%
        12/98                69.35%
         1/99                71.65%
         2/99                71.54%
         3/99                68.78%
         4/99                70.58%
         5/99                78.09%
         6/99                80.67%
         7/99                69.40%
         8/99                65.81%
         9/99                77.10%
        10/99                66.62%
        11/99                66.14%
        12/99                65.25%

Price / Earnings ratio for the stocks currently in the Kayne Anderson Small Cap Rising Dividends Fund divided by the Price / Earnings ratio of the Standard & Poors 500 Index. Source: CompuStat

                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON
           SMALL CAP RISING DIVIDENDS FUND AND THE RUSSELL 2000 INDEX

    Average Annual Total Return
for the periods ending December 31, 1999
One Year       Since Inception (10/18/96)
 3.64%              13.40%


            Kayne Anderson Small Cap
             Rising Dividends Fund     Russell 2000 Index    Russell 2500 Index
             ---------------------     ------------------    ------------------
10/18/96             10,000                  10,000              10,000
12/31/96             10,401                  10,471              10,438
 3/31/97             10,129                   9,930              10,088
 6/30/97             11,390                  11,539              11,612
 9/30/97             12,856                  13,257              13,279
12/31/97             12,426                  12,813              12,980
 3/31/98             13,781                  14,101              14,311
 6/30/98             13,933                  13,444              13,714
 9/30/98             12,506                  10,736              11,099
12/31/98             14,435                  12,486              13,030
 3/31/99             13,838                  11,809
 6/30/99             15,779                  13,646
 9/30/99             14,349                  12,783
12/31/99             14,957                  15,140

Past performance is not predictive of future performance.

The Russell 2500 Index is no longer used by the Fund as a benchmark because of a change in its classification from a small & mid cap fund to a small cap fund.

                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

PORTFOLIO OF INVESTMENTS at December 31, 1999

Shares    COMMON STOCKS: 96.5%                                         Value
------    --------------------                                         -----

          BASIC MATERIALS / PACKAGING: 7.3%
 60,427   Bemis Company...........................................  $ 2,107,391
 27,069   Liqui-Box Corporation...................................    1,339,915
                                                                    -----------
                                                                      3,447,306
                                                                    -----------
          BASIC MATERIALS / PAINTS AND COATING: 5.1%
 66,054   Benjamin Moore & Co.....................................    2,419,227
                                                                    -----------
          CAPITAL GOODS / MACHINERY EQUIPMENT: 6.5%
114,297   Federal Signal Corporation..............................    1,835,895
 24,894   Nordson Corporation.....................................    1,201,135
                                                                    -----------
                                                                      3,037,030
                                                                    -----------
          CONSUMER CYCLICALS / FURNITURE: 4.1%
114,952   LA-Z Boy Chair Co.......................................    1,932,630
                                                                    -----------
          CONSUMER CYCLICALS / RETAIL: 5.6%
118,230   Claire's Stores Inc.....................................    2,645,396
                                                                    -----------
          CONSUMER CYCLICALS / SERVICES: 5.2%
124,052   Strayer Education Inc...................................    2,450,027
                                                                    -----------
          CONSUMER STAPLES / FOOD: 4.8%
 67,687   Tootsie Roll Industries, Inc............................    2,229,440
                                                                    -----------
          ENERGY / OIL & GAS PRODUCTION: 3.1%
 44,524   Devon Energy Corporation................................    1,463,726
                                                                    -----------
          FINANCE / BANKING: 7.8%
107,407   National Commerce Bancorp...............................    2,436,796
 61,092   Washington Federal, Inc.................................    1,206,567
                                                                    -----------
                                                                      3,643,363
                                                                    -----------
          FINANCE / FINANCIAL SERVICES: 13.2%
 70,342   Eaton Vance Corporation.................................    2,672,997
 34,008   Fiduciary Trust Company.................................    1,096,776
 27,600   Duff & Phelps Credit Rating Company.....................    2,454,676
                                                                    -----------
                                                                      6,224,449
                                                                    -----------

                                                                              13
                 KAYNE ANDERSON SMALL CAP RISING DIVIDENDS FUND

PORTFOLIO OF INVESTMENTS at December 31, 1999

Shares                                                                 Value
------                                                                 -----
          HEALTH CARE / DRUGS & HOSPITAL SUPPLIES: 8.5%
 78,550   Hooper Holmes Inc.......................................  $ 2,022,663
 90,210   Landauer Inc............................................    1,973,344
                                                                    -----------
                                                                      3,996,007
                                                                    -----------
          TECHNOLOGY / COMPUTER & INTEGRATED SYSTEMS: 12.5%
111,462   Reynolds & Reynolds Inc., Class A.......................    2,507,896
 63,000   Jack Henry & Associates.................................    3,382,312
                                                                    -----------
                                                                      5,890,208
                                                                    -----------
          TECHNOLOGY / ELECTRONICS: 2.1%
 15,000   Dallas Semiconductor Corporation........................      966,563
                                                                    -----------

          TECHNOLOGY / SOFTWARE & SERVICE: 5.9%
206,005   Timberline Software Corporation.........................    2,768,193
                                                                    -----------

          TRANSPORTATION / AIR TRANSPORT: 4.8%
 69,956   Air Express International Corporation...................    2,260,453
                                                                    -----------

          TOTAL COMMON STOCKS (Cost $43,183,182)..................   45,374,018
                                                                    -----------

          TOTAL INVESTMENTS IN SECURITIES
          (Cost $43,183,182*): 96.5%..............................   45,374,018
          OTHER ASSETS LESS LIABILITIES: 3.5%.....................    1,623,049
                                                                    -----------
          NET ASSETS:  100.0%.....................................  $46,997,067
                                                                    ===========

* Cost for federal income tax purposes is the same.

          Net unrealized appreciation consists of:

          Gross unrealized appreciation...........................  $ 5,374,109
          Gross unrealized depreciation...........................   (3,183,273)
                                                                    -----------
          Net unrealized appreciation.............................  $ 2,190,836
                                                                    ===========

See accompanying Notes to Financial Statements.

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

OBJECTIVE:

The goal of the KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND is to achieve superior long-term results by investing in the best quality international companies. We pursue this goal through a focused investment philosophy that relies on the following principles: (1) commitment to quality; (2) long-term vision; (3) independent fundamental research; (4) broad diversification; and (5) valuation-driven decision making. We define quality companies as those possessing a global competitive advantage, managerial excellence, financial strength and flexibility, high levels of profitability and consistency of earnings. We seek to diversify the Fund across countries and industries but do not aim to replicate the country allocation of our benchmark, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index.

COMMENTARY:

For six-month period ended December 31, 1999, the Kayne Anderson International Rising Dividends Fund had a total return of +17.0% versus +22.3% for the MSCI EAFE Index (in dollar terms). The Fund, which follows a disciplined and conservative investment strategy, has faced a combination of unique phenomena in the last six months -- the surge of the Japanese Yen and the "irrational" performance of technology stocks -- in a year in which market participants neglected traditional, defensive, high-quality growth companies.

For the full year 1999, the Fund returned +31.1% compared to +27.3% for the MSCI EAFE Index. As a result of its strong relative performance during the first six months of the year, the Fund outperformed its benchmark for the third consecutive year since its creation. The Fund's three-year average compounded return of +24.5% compares very favorably with the +16.1% average annual return report for the MSCI EAFE Index.

During the second half-year of 1999, the Japanese equity market rose +27.9% in dollar terms (Nikkei Index) boosted by a sharp appreciation of the Yen (+19.6%). The underlying performance in local currency of the equity market was a more modest +8.3%, reflecting some slowdown of momentum after a very positive first six-month period. After a flat first half of 1999 performance, the European equity markets performed strongly over the last six months--the Euro 100 index increased +19.9% in dollars--despite continued weakness in the Euro/Dollar exchange rate (-3.2%). The recovery of the Euro/dollar parity during the summer of 1999 aborted after the U.S. released very firm GDP growth figures for the third quarter of 1999, which suggested that U.S. interest rates might still be on an upward trend.

As of December 1999, the four largest countries represented in the Fund were the United Kingdom (25.0%), Japan (19.8%), The Netherlands (13.1%), and France (11.7%). Over the last six months, the Fund's exposure to the Japanese market increased by 11.7%, reflecting the appreciation of the market and the purchase of two new stocks: Minebea and Shiseido (discussed below). Also, we added Air Liquide in France and Heineken in the Netherlands. In order to finance those new investments we reduced the Fund's exposure to the U.K. market, which came down by 3.4%. We sold BOC in the U.K. and took some profits in several other stocks.

Among the second half strong winners we should name Sony (+158%), Nokia (+108%), Ericsson (+99%), Pearson (+59%), SAP (+50%), Compass (+37%), and Cable &
Wireless (+35%). With the exception of Compass, all those stocks were either operating in the technology sector or related to the Internet. Among the losers, we should mention Diageo (-24%), Unilever (-21%) and Tomkins (-19%). In general, the weakest stocks in the portfolio were companies that operate in currently out-of-favor sectors, such as foods, beverages, pharmaceuticals, and financials.

NEW PURCHASES:

AIR LIQUIDE:

Headquartered in France, Air Liquide is the world's leading industrial gases company with strong positions in Southern Europe, the USA and Asia. In conjunction with Air Products of the USA, Air Liquide offered to buy BOC, the world number two player in the industry. The purchase is subject to regulatory approval that should come in the next few months. BOC represents a very good fit for Air Liquide with its dominant presence in the United Kingdom and complementary positions in Asia and the U.S. After several years of heavy investments to build capacity, the industry is entering a "harvesting" period at a time when the global economy is recovering.

HEINEKEN NV:

Headquartered in the Netherlands, Heineken is the world's most internationally diversified brewer. Heineken is a margin improvement story. The Heineken brand represents only 25% of the company's total beer volume yet enjoys double the margins of the firm's other brands. We believe strong volume growth in premium beers, particularly in the U.S., should drive the company's margins up dramatically. The company is a strong player that is expected to grow more than 15% per year over the next few years.

MINEBEA:

Based in Japan, Minebea is the world's leading manufacturer of miniature ball bearings (22 mm or less). Minebea has dominant market share in its core products, is the low-cost leader in manufacturing and maintains a commitment to technological innovation. The company is currently benefiting from positive changes in its product mix and higher rate utilization in its production facilities. It has excellent long-term prospects based on increasing demand for Hard Disk Drives (the primary consumer of ball bearings), as the consumer electronics industry continues to develop new applications (for example, DVD players).

SHISEIDO:

Shiseido is Japan's leading cosmetics company. It has strong brand name associated with luxury and prestige in the U.S. and in Europe. Shiseido has embarked on a comprehensive restructuring plan with a focus on cost-cutting that should substantially improve its profitability. In addition, the company has the financial muscle to increase shareholder value not only through M&A activity but also through share buybacks. Shiseido should benefit from a recovery in Japan consumer spending and on the aging of the Japanese population.

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

The country allocation of the Fund on December 31, 1999 was:

Australia          2.6%
Finland            3.1%
France            11.8%
Germany            4.5%
Hong Kong          2.8%
Japan             20.0%
Mexico             2.3%
Netherlands       13.1%
Spain              4.1%
Sweden             3.8%
Switzerland        6.7%
United Kingdom    25.2%

OUTLOOK:

We believe that the trends observed in 1999 should continued into 2000, albeit less pronounced. We anticipate a continued acceleration in the European economic activity; the year 2000 may be the strongest in a decade for European economies and we should therefore witness a recovery in the Euro/Dollar parity. Because Japan should make further progress on its restructuring path, we remain confident that investors will continue to be rewarded by our investments in very sound Japanese companies. More aggressive interest rate increases from the U.S. Federal Reserve Board and the European Central Bank, which could stop momentarily the equity markets upward trend, are the main risks for 2000. Longer term, we remain confident that the profound economic transformation that is taking place outside the U.S. will continue to support equity markets around the world.

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND AND THE MORGAN STANLEY CAPITAL INTERNATIONAL
                     EUROPE, AUSTRALASIA AND FAR EAST INDEX

    Average Annual Total Return
for the periods ending December 31, 1999
One Year       Since Inception (10/18/96)
 31.06%               23.76%


                  Kayne Anderson International       MSCI Europe, Australasia
                      Rising Dividends Fund            and Far East Index
                      ---------------------            ------------------
      10/18/96                10,000                         10,000
      12/31/96                10,256                         10,269
       3/31/97                10,604                         10,116
       6/30/97                11,949                         11,436
       9/30/97                12,306                         11,363
      12/31/97                11,940                         10,480
       3/31/98                13,853                         12,030
       6/30/98                14,071                         12,166
       9/30/98                12,462                         10,444
      12/31/98                15,101                         12,611
       3/31/99                15,821                         12,796
       6/30/99                16,913                         13,130
       9/30/99                16,933                         13,715
      12/31/99                19,792                         16,054

Past performance is not predictive of future performance.

             KAYNE ANDERSON INTERNATIONAL CAP RISING DIVIDENDS FUND

PORTFOLIO OF INVESTMENTS at December 31, 1999

Shares    COMMON STOCKS: 99.4%                                         Value
------    --------------------                                         -----
          AUSTRALIA: 2.7%
 40,732   Broken Hill Proprietary ADR.............................  $ 1,081,943
                                                                    -----------

          FINLAND: 3.1%
  6,568   Nokia Corporation  ADR..................................    1,247,920
                                                                    -----------

          FRANCE: 11.7%
 16,712   AXA-UAP S.A. ADR........................................    1,186,552
  6,800   Air Liquide.............................................    1,137,107
 26,285   Groupe Danone S.A. ADR..................................    1,223,895
 17,471   Total Fina S.A. ADR.....................................    1,209,866
                                                                    -----------
                                                                      4,757,420
                                                                    -----------
          GERMANY: 4.5%
 34,866   SAP AG ADR..............................................    1,815,211
                                                                    -----------

          HONG KONG / CHINA: 2.8%
      1   Hong Kong & China Gas ..................................            1
 15,834   Hong Kong & Shanghai Banking ADR........................    1,130,151
                                                                    -----------
                                                                      1,130,152
                                                                    -----------
          JAPAN: 19.8%
 34,000   Canon Inc...............................................    1,350,290
 26,000   Kao Corporation.........................................      741,367
 76,000   Minebea Co, Ltd.........................................    1,303,217
 70,000   Shiseido Co.............................................    1,020,250
  8,000   Sony Corporation........................................    2,371,124
 22,000   Uni_Charm ..............................................    1,267,534
                                                                    -----------
                                                                      8,053,782
                                                                    -----------
          MEXICO: 2.3%
 45,291   Panamerican Beverages Inc. Class A .....................      931,296
                                                                    -----------

              KAYNE ANDERSON INTERNATIONAL CAP RISING DIVIDENDS FUND

Shares                                                                 Value
------                                                                 -----
          NETHERLANDS: 13.1%
 34,453   Elsevier N.V. ADR....................................... $    822,565
 20,910   Heineken N.V............................................    1,018,687
 20,962   ING Groep N.V...........................................    1,264,186
 38,000   Koninklijke Ahold N.V...................................    1,123,686
 19,821   Unilever N.V............................................    1,079,005
                                                                    -----------
                                                                      5,308,129
                                                                    -----------
          SPAIN: 4.1%
 45,110   Endesa S.A. ADR.........................................      910,658
 32,811   Repsol S.A. ADR.........................................      762,855
                                                                    -----------
                                                                      1,673,513
                                                                    -----------
          SWEDEN: 3.7%
 23,263   Ericsson L.M. Telephone ADR.............................    1,528,088
                                                                    -----------

          SWITZERLAND: 6.6%
 10,674   Nestle S.A. ADR.........................................      972,559
 11,938   Novartis AG ADR.........................................      871,823
  3,136   Union Bank of Switzerland...............................      846,769
                                                                    -----------
                                                                      2,691,151
                                                                    -----------
          UNITED KINGDOM: 25.0%
 60,162   Allied Zurich Plc ......................................      709,189
  2,140   Astrazeneca Plc ADR.....................................       89,346
 17,471   Astrazeneca Plc.........................................      724,982
 17,510   Cable & Wireless Plc ADR................................      926,936
 80,000   Compass Group Plc.......................................    1,098,817
 18,820   Diageo Plc ADR..........................................      602,241
112,613   Invensys Plc ADR........................................    1,216,041
 31,448   Pearson Plc ............................................    1,018,369
231,670   Rentokil Initial Plc....................................      845,109
 12,204   Reuters Group Plc ADR...................................      986,236
 53,993   Tomkins Plc ADR.........................................      793,023
 22,930   Vodafone Airtouch Plc ADR...............................    1,135,036
                                                                    -----------
                                                                     10,145,325
                                                                    -----------
          TOTAL COMMON STOCKS (Cost $31,472,192)..................   40,363,930
                                                                    -----------
20

                                                                        Value
                                                                        -----
          TOTAL INVESTMENTS IN SECURITIES
          (Cost $31,472,192*): 99.4%............................... $40,363,930
          OTHER ASSETS LESS LIABILITIES: 0.6%......................     225,941
                                                                    -----------
          NET ASSETS: 100.0%....................................... $40,589,871
                                                                    ===========

* Cost for federal income tax purposes is the same.

          Net unrealized appreciation consists of:

          Gross unrealized appreciation............................ $10,621,323
          Gross unrealized depreciation............................  (1,729,585)
                                                                    -----------
                     Net unrealized appreciation................... $ 8,891,738
                                                                    ===========
ADR - American depositary receipt.

See accompanying Notes to Financial Statements.

               KAYNE ANDERSON INTERNATIONAL RISING DIVIDENDS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY AT DECEMBER 31, 1999
------------------------------------------------------------------------------
          Industry                                                  Percentage
------------------------------------------------------------------------------

          Beer, Wine and Distilled Beverages........................    4.0%
          Books.....................................................    2.0
          Beverages.................................................    4.7
          Chemicals & Allied Products...............................    7.4
          Commercial Banking........................................    5.9
          Communications Equipment..................................    6.8
          Communication Services....................................    2.5
          Computer & Other Data Processing Services.................    4.4
          Crude Petroleum & Natural Gas.............................    4.5
          Drugs.....................................................    2.4
          Drugs, Proprietors & Sundries.............................    1.8
          Eating & Drinking Places..................................    2.7
          Electric Services.........................................    2.3
          Electrical Industrial Apparatus...........................    3.4
          Electronic Components & Accessories.......................    3.0
          Food, Beverage & Tobacco..................................    3.0
          Foreign Banks, Branches & Agencies........................    2.1
          Groceries & Related Products..............................    2.6
          Grocery Stores............................................    2.8
          Holding Offices...........................................    1.7
          Household Audio & Video Equipment.........................    5.8
          Insurance Carriers........................................    2.9
          Medical Instruments & Supplies............................    2.0
          Miscellaneous Business Services...........................    2.1
          Miscellaneous Chemical Products...........................    2.8
          Miscellaneous Electrical Machinery Equipment & Supplies...    3.2
          Oil & Gas Field Services..................................    3.0
          Security & Commodity Services.............................    2.5
          Telephone Communication...................................    5.1
                                                                      -----
          Total Investments.........................................   99.4

          Other Assets less Liabilities.............................    0.6
                                                                      -----
          Net Assets................................................  100.0%
                                                                      =====
22

               KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND

OBJECTIVE:

The goal of the KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND is to seek total return through current income and capital appreciation, with principal preservation a secondary consideration. The Fund seeks to achieve its goal by investing primarily in high quality, intermediate maturity debt securities. The Fund follows the premise that intermediate maturity debt securities can, over time, achieve a majority of the return of long-term maturity debt without the associated level of risk.

COMMENTARY:

For the year, the Fund's net asset value decreased $0.57, from $11.01 to $10.44. After expenses, the Fund's total return (principal gain or loss and income) was -0.65%.

As of December 31, 1999, the three largest sectors represented in the Fund were:
U.S. Treasury (68%), Mortgage-Backed (10%), and Finance (8%). The three largest individual credits held in the portfolio were U.S Treasury (68%), Federal National Mortgage Association (6%) and Federal Home Loan Mortgage Corp. (5%).

OUTLOOK:

The Federal Reserve raised interest rates three times during the year citing strong economic activity and creeping wage inflation. The marketplace continues to be cautious, anticipating further tightening in the near future. Inflation, as measured by the Consumer Price Index, has risen to 2.7% for the year, a rise from 1.6% last year. Although inflation appears to still be low, on a percentage basis the rise is significant and continues to be the main focus of the Federal Reserve.

Within individual sectors, supply forces are at work. The supply of new U.S. Treasury debt continues to dwindle due to a U.S. government budget surplus. Corporate yield spreads are expanding in response to the huge supply currently coming to market, highlighted by Ford Motor Co.'s $7 billion in global bonds issued in July. Prepayments on real estate loans continue to slow and higher coupon mortgages continue to benefit from longer outstanding coupon receipts.

               KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND

                             SECTOR DIVERSIFICATION

                         Mortgage-Backed             10%
                         Asset-Backed                 0%
                         Yankee/Euro                  0%
                         CMO                          0%
                         Industrial                   5%
                         Finance                      8%
                         Cash & Equivalents           1%
                         Agency                       5%
                         U.S. Treasury               68%


COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON
    INTERMEDIATE TOTAL RETURN BOND FUND AND THE LEHMAN BROTHERS GOVERNMENT /
                       CORPORATE INTERMEDIATE BOND INDEX

    Average Annual Total Return
for the periods ending December 31, 1999
One Year       Since Inception (10/28/96)
 -0.65%               4.45%

                         Kayne Anderson        Lehman Brothers
                       Intermediate Total    Government / Corporate
                       Return Bond Fund      Intermediate Bond Index
                       ----------------      -----------------------
          10/28/96          10,000                  10,000
          12/31/96          10,020                  10,077
           3/31/97           9,948                  10,064
           6/30/97          10,249                  10,403
           9/30/97          10,525                  10,723
          12/31/97          10,741                  10,984
           3/31/98          10,900                  11,155
           6/30/98          11,071                  11,364
           9/30/98          11,307                  11,874
          12/31/98          11,558                  11,908
           3/31/99          11,531                  13,410
           6/30/99          11,413                  13,463
           9/30/99          11,519                  13,541
          12/31/99          11,483                  13,533

Past performance is not predictive of future performance.

               KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1999

Principal
 Amount      DEBT SECURITIES: 97.6%                                    Value
 ------      ----------------------                                    -----

             U.S. TREASURY OBLIGATIONS: 68.0%
             U.S. TREASURY NOTES / BONDS
$  250,000      5.375% due 07/31/2000.............................    $ 249,454
 1,000,000      7.750% due 02/15/2001.............................    1,017,500
 6,000,000      7.500% due 05/15/2002.............................    6,161,250
 1,775,000      6.250% due 10/31/2001.............................    1,775,556
 2,200,000      6.250% due 02/15/2003.............................    2,193,814
 1,000,000      5.750% due 08/15/2003.............................      979,376
 2,050,000      11.875% due 11/15/2003............................    2,420,923
 2,000,000      7.875% due 11/15/2004.............................    2,116,250
 4,980,000      7.250% due 08/15/2004.............................    5,140,297
 8,000,000      7.500% due 02/15/2005.............................    8,347,505
   551,000      5.875% due 11/15/2005.............................      535,159
 1,500,000      6.500% due 10/15/2006.............................    1,496,250
 2,000,000      6.250% due 02/15/2007.............................    1,968,750
 2,007,000      5.625% due 05/15/2008.............................    1,888,463
                                                                    -----------
             Total U.S. Treasury Obligations......................   36,290,547
                                                                    -----------
             U.S. AGENCY OBLIGATIONS: 5.4%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION: 2.0%
   420,000      6.100% due 02/10/2000.............................      419,936
   600,000      5.625% due 05/14/2004.............................      572,815
    87,000      6.950% due 11/13/2006.............................       84,554
                                                                    -----------
                                                                      1,077,305
                                                                    -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION: 1.6%
   875,000      8.530% due 02/02/2005.............................      876,022
                                                                    -----------

             FEDERAL HOME LOAN BANK: 1.8%
 1,000,000      5.925% due 04/09/2008.............................      929,548
                                                                  -----------

             Total U.S. Agency Obligations........................  2,882,875
                                                                  -----------

               KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND

Principal
 Amount                                                                 Value
 ------                                                                 -----
             MORTGAGE-BACKED / PASS-THROUGH SECURITIES: 10.0%
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 2.6%
 $ 796,003      7.000% due 07/20/2013.............................    $ 783,659
    10,011      8.000% due 11/15/2021.............................       10,122
    15,056      8.500% due 12/15/2022.............................       15,510
   220,855      8.000% due 07/15/2023.............................      223,294
   127,159      8.500% due 08/15/2025.............................      130,987
    43,795      8.500% due 06/15/2026.............................       45,113
   120,555      8.000% due 09/15/2026.............................      121,886
    54,431      8.000% due 11/15/2026.............................       55,032
                                                                    -----------
                                                                      1,385,603
                                                                    -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION: 3.8%
 1,400,000      6.000% due 08/25/2008.............................    1,347,549
   472,082      7.000% due 05/01/2014.............................      464,079
   230,686      8.000% due 01/01/2015.............................      233,697
                                                                    -----------
                                                                      2,045,325
                                                                    -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION: 3.6%
   309,949      7.500% due 07/01/2009.............................      313,303
   666,288      7.500% due 04/01/2014.............................      667,356
   475,287      7.000% due 04/01/2016.............................      465,413
   471,748      6.100% due 11/15/2016.............................      470,784
                                                                    -----------
                                                                      1,916,856
                                                                    -----------
             Total Mortgage-Backed / Pass-Through Securities......    5,347,784
                                                                    -----------
             ASSET-BACKED RECEIVABLES: 0.2%
    97,101   WFS Financial Owner Trust, 6.800% due 12/20/2003.....       97,306
                                                                    -----------
             CORPORATE BONDS: 14.0%
             AUTO RENTALS: 0.3%
   175,000   Ryder System Inc., 7.480% due 05/15/2000.............      175,402
                                                                    -----------
             AEROSPACE: 0.2%
    70,000   Honeywell International, 9.200% due 02/15/2003.......       74,055
                                                                    -----------
26

               KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND

Principal
 Amount                                                                 Value
 ------                                                                 -----
             BEVERAGES: 3.2%
  $ 70,000   Anheuser Busch Companies, 6.750% due 11/01/2006......  $    67,956
   236,000   Coca-Cola Enterprises, 6.375% due 08/01/2001.........      234,752
 1,500,000   Coca-Cola Bottling Company, 6.850% due 11/01/2007....    1,421,041
                                                                    -----------
                                                                      1,723,749
                                                                    -----------
             COMMUNICATION SERVICES: 0.3%
   175,000   TCI Communications Inc., 6.375% due 05/01/2003.......      171,465
                                                                    -----------

             DEPARTMENT STORES: 0.1%
    70,000   Sears, Roebuck and Company, 9.450% due 07/25/2001....       72,045
                                                                    -----------

             FINANCE: 8.2%
   280,000   AT & T Capital Corporation, 7.500% due 11/15/2000....      281,427
   175,000   Bear Stearns Company, 6.625% due 10/01/2004..........      169,045
    70,000   Beneficial Corporation, 6.600% due 09/26/2001........       69,773
 1,000,00    Countrywide Home Loan, 7.450% due 09/16/2003.........    1,002,176
   175,000   Finova Capital Corporation, 6.450% due 06/01/2000....      174,864
   300,000   Ford Motor Credit Corporation, 6.700% due 07/16/2004.      293,803
   192,000   General Motors Acceptance Corporation, 7.125%
               due 05/01/2003.....................................      191,479
   175,000   Lehman Brothers Holdings, 8.875% due 03/01/2002......      180,267
   500,000   Lehman Brothers Holdings, 8.750% due 05/15/2002......      514,410
 1,000,000   Lehman Brothers Holdings, 7.250% due 10/15/2003......      991,776
   500,000   Salomon Inc., 9.250% due 05/01/2001..................      514,554
                                                                    -----------
                                                                      4,383,574
                                                                    -----------
             INDUSTRIAL: 0.3%
   175,000   Caterpillar Inc., 8.440% due 11/26/2003..............      181,656
                                                                    -----------
             MOTION PICTURE PRODUCTION & OTHER SERVICES: 0.5%
   278,000   The Walt Disney Company, 6.375% due 03/30/2001.......      277,259
                                                                    -----------
             RETAIL STORES: 0.6%
   300,000   Wal-Mart Stores 6.55% due 08/10/2004.................      294,750
                                                                    -----------

               KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND FUND

Principal
 Amount                                                                 Value
 ------                                                                 -----
             YANKEEEURO: 0.3%
 $ 175,000   Cable & Wireless, 6.375% due 03/06/2003................$   173,336
                                                                    -----------
             Total Corporate Bonds..................................  7,527,291

             TOTAL DEBT SECURITIES (Cost $53,043,607)............... 52,145,803
                                                                    -----------
             TOTAL INVESTMENTS IN SECURITIES
                (Cost $53,043,607*): 97.6%.......................... 52,145,803
             OTHER ASSETS LESS LIABILITIES: 2.4%....................  1,258,373
                                                                    -----------
             NET ASSETS: 100.0%.....................................$53,404,176
                                                                    ===========

* Cost for federal income tax purposes is the same.

                     Net unrealized depreciation consists of:

                     Gross unrealized appreciation..................$    74,329
                     Gross unrealized depreciation..................   (972,133)
                                                                    -----------
                               Net unrealized depreciation..........$  (897,804)
                                                                    ===========

See accompanying Notes to Financial Statements.

           KAYNE ANDERSON CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

OBJECTIVE:

The goal of the KAYNE ANDERSON CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND is to seek current income exempt from both federal and California income taxes consistent with preservation of capital. The Fund seeks to achieve its goal by investing primarily in high-quality, intermediate-maturity debt securities, interest from which is exempt from federal and California state income taxes. Studies show that intermediate-maturity debt securities can, over time, achieve a majority of the return of long-term maturity debt without the associated level of risk.

COMMENTARY:

For the year, the Fund's net asset value decreased $0.48, from $10.77 to $10.29. After expenses, the Fund's total return (principal gain or loss and income) for the year was -0.44%.

While invested among 10 sectors within the municipal bond market, the four largest sectors represented in the Fund were: Water & Sewer (21%), General Obligation (20%), Prerefunded (17%), and Transportation (11%). With the acquisition of the Sefton California Tax-Free Fund by the Fund in November 1999, California is now the dominant issuer.

OUTLOOK:

Currently long, intermediate and short-maturity municipal bonds are all fairly valued relative to taxable bonds. Issuance was still large last year, at approximately $220 billion, which was less than the year before and consequently municipals performed well relative to taxable bonds.

The Federal Reserve raised interest rates three times last year citing strong economic activity and creeping wage inflation. The marketplace is cautious, fearing further tightening if inflation statistics continue to rise. Inflation, as measured by the Consumer Price Index, has risen to 2.7% for the 12 month period ending December 31, 1999, a rise from 1.6% last December.

                             SECTOR DIVERSIFICATION

Cash & Equivalents       0%
Daily Savrs              4%
Prerefunded             17%
Water & Sewer           21%
Education                1%
Transportation          11%
IDR/PCR                  2%
Housing                  7%
Hospital                10%
Electric                 7%
General Obligation      20%

           KAYNE ANDERSON CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON
  CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND THE LEHMAN BROTHERS FIVE YEAR
                              MUNICIPAL BOND INDEX

    Average Annual Total Return
for the periods ending December 31, 1999
One Year       Since Inception (10/28/96)
 -0.44%              2.56%


                                 Kayne Anderson           Lehman Brothers
                           California Intermediate      Five Year Municipal
                             Tax-Free Bond Fund              Bond Index
                             ------------------              ----------
      10/28/96                     10,000                      10,000
      12/31/96                     10,002                      10,240
       3/31/97                      9,989                      10,234
       6/30/97                     10,160                      10,772
       9/30/97                     10,306                      11,252
      12/31/97                     10,428                      11,642
       3/31/98                     10,506                      11,777
       6/30/98                     10,613                      11,909
       9/30/98                     10,802                      12,222
      12/31/98                     10,877                      12,323
       3/31/99                     10,978                      12,451
       6/30/99                     10,886                      12,297
       9/30/99                     10,922                      12,412
      12/31/99                     10,836                      12,414

           KAYNE ANDERSON CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1999

Principal
 Amount      LONG-TERM MUNICIPAL DEBT: 94.6%                            Value
 ------      -------------------------------                            -----
             GENERAL OBLIGATION: 19.8%
             California State
$  100,000      6.500% dated 03/01/1994 due 03/01/2002............  $   104,125
             California State
   175,000      5.250% dated 04/01/1998 due 10/01/2005............      179,375
             California State
   250,000      5.250% dated 02/01/1999 due 02/01/2006............      255,312
             California State
   250,000      5.375% dated 03/01/1994 due 03/01/2006............      257,187
             California State
 1,325,000      6.250% dated 04/01/1990 due 04/01/2008............    1,426,031
             California State
    65,000      5.250% dated 11/01/1996 due 06/01/2011............       65,000
             California State
   250,000      5.250% dated 11/01/1996 due 06/01/2016............      235,937
             California State Veterans Bonds
   100,000      6.250% dated 03/01/1995 due 02/01/2014............      100,086
             California State Veterans Bonds
 1,395,000      5.150% dated 12/01/1997 due 12/01/2014............    1,313,043
             California State Veterans Bonds
   200,000      6.375% dated 03/01/1995 due 02/01/2027............      200,028
             California State Public Works
 1,000,000      5.250% dated 03/01/1993 due 12/01/2008............    1,017,500
             Los Angeles County, California Public Works
   200,000      5.000% dated 11/01/1997 due 10/01/2016............      181,500
             Oakland, California
 1,000,000      5.875% dated 03/01/1995 due 06/15/2019............    1,000,000
             Puerto Rico Public Buildings Authority
    60,000      5.750% dated 06/01/1993 due 07/01/2015............       60,000
             San Francisco, California City & County
   150,000      4.500% dated 10/15/1997 due 06/15/2005............      148,710
             San Francisco, California Bay Area Rapid
 1,500,000      5.500% dated 05/15/1995 due 07/01/2015............    1,475,625
             Washoe County, Nevada
   250,000      6.750% dated 03/15/1991 due 03/15/2000............      250,352
                                                                    -----------
                                                                      8,269,811
                                                                    -----------

           KAYNE ANDERSON CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

Principal
 Amount                                                                 Value
 ------                                                                 -----
             EDUCATION: 0.5%
             University of California Revenues
 $ 200,000      5.250% dated 08/15/1993 due 09/01/2011............    $ 200,000
                                                                    -----------

             ELECTRIC: 7.2%
             Lower Colorado River Texas Authority
   100,000      5.250% dated 05/01/1993 due 01/01/2015............       95,625
             M-S-R Public Power Agency California
 1,500,000      6.000% dated 04/01/1993 due 07/01/2020............    1,505,625
             Northern California Public Power Agency
 1,000,000      5.000% dated 07/01/1998 due 07/01/2015............      916,250
             Piedmont Municipal Power Agency
    85,000      6.550% dated 09/01/1996 due 01/01/2016............       84,150
             Puerto Rico Electric Power Authority
   200,000      6.000% dated 08/15/1995 due 07/01/2000............      202,070
             Sacramento, California Municipal Utilities District
   200,000      5.700% dated 04/01/1993 due 05/15/2012............      204,250
                                                                    -----------
                                                                      3,007,970
                                                                    -----------
             HOSPITAL: 9.9%
             California Health Facilities Financing Authority
 1,000,000      5.000% dated 03/01/1998 due 11/15/2013............      941,250
             California Health Facilities Financing Authority
 1,500,000      6.250% dated 10/01/1991 due 10/01/2013............    1,561,875
             Dade County Health Facilities Authority
   200,000      6.600% dated 03/01/1987 due 08/15/2002............      200,860
             Stockton, California Health Facilities
 1,000,000      5.350% dated 09/01/1997 due 12/01/2009............      953,750
             Stockton, California Health Facilities
   500,000      5.450% dated 09/01/1997 due 12/01/2010............      476,875
                                                                    -----------
                                                                      4,134,610
                                                                    -----------

           KAYNE ANDERSON CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

Principal
 Amount                                                                 Value
 ------                                                                 -----
             HOUSING: 6.6%
             California Housing Finance Agency
$1,460,000      5.950% dated 05/15/1995 due 08/01/2014............  $ 1,485,550
             California Housing Finance Agency
   800,000      5.900% dated 11/01/1995 due 08/01/2017............      802,000
             California Housing Finance Agency
   260,000      4.350% dated 12/01/1998 due 08/01/2008............      243,750
             Santa Clara County, California Housing
   250,000      4.250% dated 11/01/1998 due 11/01/2007............      240,000
                                                                    -----------
                                                                      2,771,300
                                                                    -----------
             IDR/PCR: 1.7%
             California Pollution Control Financing Authority
   200,000      7.150% dated 02/01/1991 due 02/01/2011............      200,750
             California Pollution Control Financing Authority
   200,000      5.850% dated 11/01/1993 due 12/01/2023............      190,250
             Gallup, New Mexico Pollution Control Revenue
   250,000      6.650% dated 04/15/1992 due 08/15/2017............      260,000
             Mercer County, North Dakota Pollution Control
    75,000      5.850% dated 06/01/1993 due 06/01/2023............       73,875
                                                                    -----------
                                                                        724,875
                                                                    -----------
             TRANSPORTATION: 10.6%
             Long Beach, California Harbor Revenues
   250,000      6.000% dated 11/01/1995 due 05/15/2006............      263,125
             Orange County Airport
   200,000      5.500% dated 04/02/1997 due 07/01/2002............      204,000
             Oakland, California Port Authority
 1,000,000      5.600% dated 01/01/1997 due 11/01/2019............      967,500
             San Francisco, California
   250,000      5.500% dated 05/01/1999 due 05/01/2005............      256,563
             San Francisco, California Port Authority
 1,000,000      5.900% dated 06/01/1994 due 7/01/2009.............    1,038,750
             San Francisco, California City & County Airport
 1,800,000      5.375% dated 03/01/1996 due 05/01/2017............    1,721,250
                                                                    -----------
                                                                      4,451,188
                                                                    -----------

           KAYNE ANDERSON CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

Principal
 Amount                                                                 Value
 ------                                                                 -----
             PREREFUNDED: 16.9%
             California Educational Facilities Authority Revenues
                Santa Clara $1,500,000
                University 6.250% dated 12/01/1991 due 02/01/2016.  $ 1,576,875
             California Educational Facilities Authority Revenues
                Pomona College 1,690,000
                6.125% dated 02/01/1992 due 02/15/2008............    1,766,050
             California State
   185,000      5.250% dated 11/01/1996 due 06/01/2011............      190,319
             Los Angeles Convention & Exhibit Center
   150,000      9.000% dated 12/01/1985 due 12/01/2020............      181,876
             Orange County, California Local Transporation
                Authority
   100,000      5.750% dated 09/01/1992 due 02/15/2005............      104,250
             University of California Revenues
 1,500,000      6.300% dated 06/01/1995 due 09/01/2015............    1,610,625
             West Covina, California Queen of the Valley Hospital
 1,500,000      6.500% dated 05/01/1994 due 08/15/2014............    1,633,125
                                                                    -----------
                                                                      7,063,120
                                                                    -----------
             WATER & SEWER: 21.4%
             Contra Costa, California Water District
   275,000      5.250% dated 07/01/1993 due 10/01/2016............      259,532
             Los Angeles, California Wastewater System
 1,200,000      5.000% dated 03/01/1998 due 06/01/2014............    1,120,500
             Los Angeles, California Wastewater System
   200,000      5.700% dated 04/01/1993 due 06/01/2020............      195,000
             Marina, California Municipal Water District
 1,000,000      5.550% dated 06/01/1993 due 07/01/2013............      998,750
             Mountain View, California Shoreline Regional Park
 1,000,000      5.500% dated 08/01/1996 due 08/01/2021............      943,750
             Rancho, California Water District Financing
               Authority 5.875% dated
 1,000,000      08/03/1995 due 11/01/2010.........................    1,045,000
             Redlands, California Financing Authority
 1,000,000      5.000% dated 06/23/1999 due 09/01/2017............      898,750
             San Francisco, California City & County
               Public Utility
 1,500,000      6.000% dated 02/01/1992 due 11/01/2015............    1,513,126

           KAYNE ANDERSON CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

Principal
 Amount                                                                 Value
 ------                                                                 -----
             WATER & SEWER, CONTINUED
             San Jose Clara California Water
$1,000,000      5.375% dated 11/01/95 due 11/15/2015..............    $ 970,000
             Tulare, California Sewer Revenue
 1,000,000      5.700% dated 09/01/1996 due 11/15/2015............    1,002,500
                                                                    -----------
                                                                      8,946,908
                                                                    -----------
             TOTAL LONG-TERM MUNICIPAL DEBT.......................   39,569,782
                                                                    -----------

             VARIABLE RATE MUNICIPAL DEBT: 3.9%
             Southern California Public Power Authority
   250,000      dated 07/29/1992 due 07/01/2012...................      250,000
             California Statewide Communities
                Development Authority
 1,000,000      dated 10/29/1997 due 08/15/2027...................    1,000,000
             California Pollution Control Financing Authority
   200,000      dated 05/23/96 due 11/01/2026.....................      200,000
             Los Angeles International Airport
   200,000      dated 10/03/1989 due 12/01/2025...................      200,000
                                                                    -----------
             TOTAL VARIABLE RATE MUNICIPAL DEBT...................    1,650,000
                                                                    -----------

             TOTAL INVESTMENTS IN SECURITIES
                (Cost $41,149,354*): 98.5%........................   41,219,782
             OTHER ASSETS LESS LIABILITIES: 1.5%..................      642,152
                                                                    -----------
             NET ASSETS: 100.0%...................................  $41,861,934
                                                                    ===========

*Cost for federal income tax purposes is the same.

             Net unrealized appreciation consists of:

             Gross unrealized appreciation........................    $ 755,856
             Gross unrealized depreciation........................     (685,428)
                                                                    -----------
             Net unrealized appreciation..........................     $ 70,428
                                                                    ===========

See accompanying Notes to Financial Statements.

                          KAYNE ANDERSON MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                      RISING
                                                                     DIVIDENDS
                                                                       FUND
--------------------------------------------------------------------------------
ASSETS
Investments in securities at value
  (cost of $104,187,345, $43,183,182, $31,472,192
  $53,043,607 and $41,149,354, respectively).....................  $122,444,538
Cash.............................................................            --
Receivable for:
   Capital stock sold............................................     1,643,676
   Securities sold...............................................            --
   Dividends and interest........................................       115,528
Prepaid expenses.................................................         5,959
Deferred organization costs......................................            --
                                                                   ------------
  Total assets...................................................   124,209,701
                                                                   ------------

LIABILITIES
Payables:
  Cash overdraft.................................................       565,592
  Distributions to shareholders..................................            --
  Capital stock redeemed.........................................            --
  Due to investment advisor .....................................        80,413
Accrued expenses  ...............................................        58,925
  Total liabilities..............................................       704,930
                                                                   ------------

NET ASSETS  .....................................................  $123,504,771
                                                                   ============

Number of shares issued and outstanding
  (unlimited shares authorized, no par value)....................     6,615,491
                                                                   ============
Net asset value, offering and redemption price per share.........       $ 18.67
                                                                   ============
COMPOSITION OF NET ASSETS
Paid-in capital..................................................  $106,310,409
Undistributed net investment income..............................            --
Accumulated net realized loss on investments.....................    (1,062,831)
Net unrealized appreciation (depreciation) on
  investments and foreign currency...............................    18,257,193
                                                                   ------------
            Net assets...........................................  $123,504,771
                                                                   ============

See accompanying Notes to Financial Statements.

                          KAYNE ANDERSON MUTUAL FUNDS

    SMALL CAP          INTERNATIONAL     INTERMEDIATE         CALIFORNIA
RISING DIVIDENDS     RISING DIVIDENDS    TOTAL RETURN    INTERMEDIATE TAX-FREE
      FUND                 FUND            BOND FUND           BOND FUND
 ------------         ------------       ------------        ------------
 $ 45,374,018         $ 40,363,930       $ 52,145,803        $ 41,219,782
       34,777                   --             73,746              23,274

      860,374              939,885            374,901                  --
      911,425                   --                 --                  --
      118,314               30,424            904,922             655,222
        6,193                5,883              5,596               9,293
        1,484                1,728              1,484               1,480
 ------------         ------------       ------------        ------------
   47,306,585           41,341,850         53,506,452          41,909,051
 ------------         ------------       ------------        ------------

           --              103,133                 --                  --
           --              196,172             63,914              16,443
      273,691              422,625                175                  --
       15,924               16,728             15,766              12,963
       19,903               13,321             22,421              17,711
      309,518              751,979            102,276              47,117
 ------------         ------------       ------------        ------------

 $ 46,997,067         $ 40,589,871       $ 53,404,176        $ 41,861,934
 ============         ============       ============        ============
    3,170,315            2,197,621          5,117,691           4,068,063
 ============         ============       ============        ============
 $      14.82         $      18.47       $      10.44        $      10.29
 ============         ============       ============        ============
 $ 52,517,778         $ 31,691,669       $ 54,528,570        $ 41,947,896
           --                6,694             32,099                 240
   (7,711,547)                 (54)          (258,689)           (156,630)

    2,190,836            8,891,562           (897,804)             70,428
 ------------         ------------       ------------        ------------
 $ 46,997,067         $ 40,589,871       $ 53,404,176        $ 41,861,934
 ============         ============       ============        ============

                          KAYNE ANDERSON MUTUAL FUNDS

STATEMENTS OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                       RISING
                                                                      DIVIDENDS
                                                                        FUND
                                                                        ----
INVESTMENT INCOME:
  Income:
     Dividend income.............................................  $    850,457
     Interest income.............................................        23,406
                                                                   ------------
       Total income..............................................       873,863
                                                                   ------------

  Expenses:
     Investment advisory fees ...................................       496,362
     Custodian fees..............................................        20,692
     Administration fees ........................................        41,836
     Fund accounting fees........................................        33,700
     Transfer agent fees.........................................        22,724
     Legal fees..................................................         9,674
     Audit fees..................................................        13,502
     Registration fees...........................................        22,998
     Trustees' fees..............................................         7,336
     Amortization of deferred organization costs.................         9,378
     Miscellaneous ..............................................         5,758
       Total expenses............................................       683,960
       Expenses waived and reimbursed............................            --
       Expenses paid indirectly..................................            --
                                                                   ------------
       Net expenses .............................................       683,960
                                                                   ------------
         Net investment income...................................       189,903
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments..........................     5,505,297
Net change in unrealized appreciation (depreciation) of
  investments and foreign currency...............................     3,127,462
                                                                   ------------
Net gain (loss) on investments...................................     8,632,759
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..  $  8,822,662
                                                                   ============

See accompanying Notes to Financial Statements.

                          KAYNE ANDERSON MUTUAL FUNDS

      SMALL CAP        INTERNATIONAL    INTERMEDIATE        CALIFORNIA
  RISING DIVIDENDS   RISING DIVIDENDS   TOTAL RETURN   INTERMEDIATE TAX-FREE
        FUND               FUND           BOND FUND          BOND FUND
    -----------        -----------        -----------        ---------

    $   588,874        $   665,740        $        --        $      --
         36,707             30,320          1,212,874          702,947
    -----------        -----------        -----------        ---------
        625,581            696,060          1,212,874          702,947
    -----------        -----------        -----------        ---------

        289,991            326,970            102,843           71,258
         14,174             16,714              9,516            4,152
         30,966             30,000             23,632           23,087
         33,825             42,501             36,000           31,746
         19,999             21,548             17,799           14,914
          9,500             11,489              6,735            3,245
          6,501              4,824              4,500            5,501
         26,748             25,208             28,975           22,495
          7,692              7,482              9,637            9,032
         10,470             10,997             10,469           10,473
          7,910              4,591              4,186              912
    -----------        -----------        -----------        ---------
        457,776            502,324            254,292          196,815
        (14,699)           (20,848)           (59,911)         (88,631)
             --                 --                 --           (6,279)
    -----------        -----------        -----------        ---------
        443,077            481,476            194,381          101,905
    -----------        -----------        -----------        ---------
        182,504            214,584          1,018,493          601,042
    -----------        -----------        -----------        ---------

      2,615,590          4,945,967            101,815         (156,510)

     (1,587,364)         4,760,202         (1,442,513)        (768,087)
    -----------        -----------        -----------        ---------
      1,028,226          9,706,169         (1,340,698)        (924,597)
    -----------        -----------        -----------        ---------
    $ 1,210,730        $ 9,920,753        $  (322,205)       $(323,555)
    ===========        ===========        ===========        =========

                          KAYNE ANDERSON MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             RISING
                                                                            DIVIDENDS
                                                                              FUND
                                                                   --------------------------
INCREASE IN NET ASSETS FROM:                                          Year           Year
                                                                      Ended          Ended
                                                                     12/31/99      12/31/98
                                                                   ------------   -----------
OPERATIONS
Net investment income............................................  $    189,903     $ 256,507
Net realized gain (loss)
  on investments ................................................     5,505,297     5,326,022
Net change in unrealized appreciation
  (depreciation) of investments and
  foreign currency...............................................     3,127,462       (98,265)
                                                                   ------------   -----------
    INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .................................     8,822,662     5,484,264
                                                                   ------------   -----------
Distributions to shareholders:
From net investment income.......................................      (199,281)     (262,588)
From net realized gains .........................................    (6,052,026)   (6,701,884)
From paid-in capital.............................................            --            --
                                                                   ------------   -----------
  TOTAL DISTRIBUTIONS ...........................................    (6,251,307)   (6,964,472)
                                                                   ------------   -----------
Capital share transactions:
Shares issued in exchange for
  Sefton Funds...................................................    56,532,609            --
Proceeds from shares sold........................................    49,326,207    12,570,871
Net asset value of shares issued
  on reinvestment of distributions...............................     6,164,507     9,358,197
Cost of shares redeemed..........................................   (39,670,665)   (7,150,626)
                                                                   ------------   -----------
   NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS ......    72,352,658    14,778,442
                                                                   ------------   -----------
NET INCREASE IN NET ASSETS ......................................    74,924,013    13,298,234

NET ASSETS
Beginning of year................................................    48,580,758    35,282,524
                                                                   ------------   -----------
End of year .....................................................  $123,504,771   $48,580,758
                                                                   ============   ===========

CHANGE IN CAPITAL SHARES
Shares issued in exchange for
  Sefton Funds...................................................     2,888,694            --
Shares sold .....................................................     2,670,917       692,639
Shares issued on reinvestment
  of distributions...............................................       336,104       527,641
Shares redeemed..................................................    (2,132,053)     (410,214)
                                                                   ------------   -----------
  Net increase (decrease)........................................     3,763,662       810,066
                                                                   ============   ===========

See accompanying Notes to Financial Statements.

                          KAYNE ANDERSON MUTUAL FUNDS

        SMALL CAP                    INTERNATIONAL                   INTERMEDIATE                      CALIFORNIA
    RISING DIVIDENDS                RISING DIVIDENDS                  TOTAL RETURN                 INTERMEDIATE TAX-FREE
          FUND                            FUND                          BOND FUND                        BOND FUND
---------------------------     ---------------------------     ---------------------------     ---------------------------
   Year            Year            Year            Year            Year            Year            Year            Year
   Ended           Ended           Ended           Ended           Ended           Ended           Ended           Ended
  12/31/99       12/31/98         12/31/99       12/31/98         12/31/99       12/31/98         12/31/99       12/31/98
------------    -----------     ------------    -----------     ------------    -----------     ------------    -----------
$    182,504    $     97,381    $    214,584    $    231,082    $  1,018,493    $  1,185,729    $    601,042    $   265,556

   2,615,590        (168,179)      4,945,967         750,612         101,815         131,606        (156,510)         5,204


  (1,587,364)      3,090,369       4,760,202       3,715,222      (1,442,513)        490,291        (768,087)        23,836
------------    ------------    ------------    ------------    ------------    ------------    ------------    -----------
   1,210,730       3,019,571       9,920,753       4,696,916        (322,205)      1,807,626        (323,555)       294,596
------------    ------------    ------------    ------------    ------------    ------------    ------------    -----------

    (192,974)       (101,850)       (228,995)       (206,890)       (996,864)     (1,189,978)       (612,951)      (268,129)
  (1,995,755)             --      (3,423,689)       (750,612)        (37,955)        (89,690)             --         (3,871)
          --        (313,138)             --              --              --              --              --             --
------------    ------------    ------------    ------------    ------------    ------------    ------------    -----------
  (2,188,729)       (414,988)     (3,652,684)       (957,502)     (1,034,819)     (1,279,668)       (612,951)      (272,000)
------------    ------------    ------------    ------------    ------------    ------------    ------------    -----------

  15,192,065              --              --              --      40,785,659              --      38,536,951             --
  39,706,761      26,726,710      49,868,493      27,482,344      11,764,071      23,343,075      16,527,584      3,766,151

   2,104,853         432,070       3,440,942         964,005         939,429       1,228,220         547,899        292,998
 (42,045,131)     (3,240,796)    (54,423,193)     (3,762,499)    (27,058,097)     (3,029,904)    (22,204,986)      (705,956)
------------    ------------    ------------    ------------    ------------    ------------    ------------    -----------
  14,958,548      23,917,984      (1,113,758)     24,683,850      26,431,062      21,541,391      33,407,448      3,353,193
------------    ------------    ------------    ------------    ------------    ------------    ------------    -----------
  13,980,549      26,522,567       5,154,311      28,423,264      25,074,038      22,069,349      32,470,942      3,375,789

  33,016,518       6,493,951      35,435,560       7,012,296      28,330,138       6,260,789       9,390,992      6,015,203
------------    ------------    ------------    ------------    ------------    ------------    ------------    -----------
$ 46,997,067    $ 33,016,518    $ 40,589,871    $ 35,435,560    $ 53,404,176    $ 28,330,138    $ 41,861,934    $ 9,390,992
============    ============    ============    ============    ============    ============    ============    ===========

     998,150              --              --              --       3,858,624              --       3,694,818             --
   2,550,670       1,897,692       2,899,614       1,923,801       1,094,407       2,153,359       1,558,667        350,249

     142,735          29,469         186,992          63,755          88,042          93,163          52,149         27,265
  (2,716,708)       (226,493)     (3,173,764)       (258,861)     (2,496,667)       (274,756)     (2,109,671)       (65,550)
------------    ------------    ------------    ------------    ------------    ------------    ------------    -----------
     974,847       1,700,668         (87,158)      1,728,695       2,544,406       1,971,766       3,195,963        311,964
============    ============    ============    ============    ============    ============    ============    ===========

KAYNE ANDERSON MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                RISING DIVIDENDS FUND
                                               -------------------------------------------------------
                                                 Year        Year        Year       Year      05/01/95*
                                                 Ended       Ended       Ended      Ended        to
                                               12/31/99    12/31/98    12/31/97   12/31/96    12/31/95
                                               --------    --------    --------   --------    --------
Net asset value, beginning of period........    $17.03      $17.28     $14.32      $12.63      $10.65
                                                ------      ------     ------      ------      ------
Income from investment operations:
   Net investment income....................      0.04        0.11       0.10        0.08        0.07
   Net realized and unrealized gains
      on investments........................      2.71        2.38       4.34        2.35        2.13
                                                ------      ------     ------      ------      ------
      Total income from investment
          operations........................      2.75        2.49       4.44        2.43        2.20
                                                ------      ------     ------      ------      ------

Distributions:
   From net investment income...............     (0.04)      (0.11)     (0.11)      (0.08)      (0.07)
   From net realized gains..................     (1.07)      (2.63)     (1.37)      (0.66)      (0.15)
   From paid-in capital.....................      0.00        0.00       0.00        0.00        0.00
                                                ------      ------     ------      ------      ------
      Total distributions...................     (1.11)      (2.74)     (1.48)      (0.74)      (0.22)
                                                ------      ------     ------      ------      ------

Net asset value, end of period .............    $18.67      $17.03     $17.28      $14.32      $12.63
                                                ======      ======     ======      ======      ======
Total return................................     16.33%      14.14%     30.99%      19.09%      20.65%**

Net assets, end of period (in 000's)........  $123,505     $48,581    $35,283     $26,118     $20,613
Ratio of expenses to average net assets:
   Before expenses waived and reimbursed....      1.03%       1.11%      1.18%       1.37%       1.31%***
   After expenses waived and reimbursed.....      1.03%       1.11%      1.18%       1.37%       1.31%***

Ratio of net investment income to average
   net assets (after expenses waived and
   reimbursed)..............................      0.28%       0.57%      0.55%       0.59%       0.94%***

Portfolio turnover rate.....................        33%         76%        51%         23%         28%**

----------
*     Commencement of operations.
**    Not annualized.
***   Annualized.

See accompanying Notes to Financial Statements.

                          KAYNE ANDERSON MUTUAL FUNDS

                SMALL CAP                                     INTERNATIONAL
              RISING DIVIDENDS                               RISING DIVIDENDS
                   FUND                                           FUND
 -----------------------------------------      ------------------------------- --------
   Year       Year       Year     10/18/96*       Year       Year       Year    10/18/96*
   Ended      Ended      Ended       to           Ended      Ended      Ended      to
 12/31/99   12/31/98   12/31/97   12/31/96      12/31/99   12/31/98   12/31/97  12/31/96
 --------   --------   --------   --------      --------   --------   --------  --------
$   15.04  $   13.12  $   11.06  $   10.65     $   15.51  $   12.61  $   10.91  $   10.65
---------  ---------  ---------  ---------     ---------  ---------  ---------  ---------

     0.07       0.05       0.02       0.02          0.12       0.08       0.04       0.01

     0.47       2.07       2.14       0.41          4.68       3.25       1.75       0.26
---------  ---------  ---------  ---------     ---------  ---------  ---------  ---------
     0.54       2.12       2.16       0.43          4.80       3.33       1.79       0.27
---------  ---------  ---------  ---------     ---------  ---------  ---------  ---------

    (0.07)     (0.05)     (0.05)     (0.02)        (0.12)     (0.08)     (0.05)     (0.01)
    (0.69)      0.00      (0.05)      0.00         (1.72)     (0.35)     (0.04)      0.00
     0.00      (0.15)      0.00       0.00          0.00       0.00       0.00       0.00
---------  ---------  ---------  ---------     ---------  ---------  ---------  ---------
    (0.76)     (0.20)     (0.10)     (0.02)        (1.84)     (0.43)     (0.09)     (0.01)
---------  ---------  ---------  ---------     ---------  ---------  ---------  ---------

$   14.82  $   15.04  $   13.12  $   11.06     $   18.47  $   15.51  $   12.61  $   10.91
=========  =========  =========  =========     =========  =========  =========  =========

     3.64%     16.17%     19.46%      4.00%**      31.06%     26.47%     16.42%      2.56%**

  $46,997    $33,017     $6,494  $     808     $  40,590  $  35,436  $   7,012  $   1,055

     1.34%      1.35%      3.22%     18.91%***      1.47%      1.45%      3.41%     15.74%***
     1.30%      1.30%      1.30%      1.30%***      1.40%      1.38%      1.40%      1.40%***


     0.53%      0.38%      0.45%      1.58%***      0.63%      0.85%      0.61%      1.14%***

       50%        28%        47%         0%**         57%        28%        29%         0%**

                          KAYNE ANDERSON MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           INTERMEDIATE
                                                           TOTAL RETURN
                                                             BOND FUND
                                                       ---------------------
                                                         Year         Year
                                                         Ended        Ended
                                                       12/31/99     12/31/98
                                                       --------     --------

Net asset value, beginning of period............        $11.01       $10.75
                                                        ------       ------

Income from investment operations:
  Net investment income.........................          0.50         0.51
  Net realized and unrealized gains
    (loss) on investments.......................         (0.57)        0.30
                                                        ------       ------
    Total income from investment operations.....         (0.07)        0.81
                                                        ------       ------
Distributions:
  From net investment income....................         (0.49)       (0.51)
  From net realized gains.......................         (0.01)       (0.04)
                                                        ------       ------
    Total distributions.........................         (0.50)       (0.55)
                                                        ------       ------

Net asset value, end of period .................        $10.44       $11.01
                                                        ======       ======

Total return....................................         (0.65)%       7.61%

Net assets, end of period (in 000's)............       $53,404      $28,330

Ratio of expenses to average net assets:
  Before expenses waived and reimbursed.........          1.23%        1.00%
  After expenses waived and reimbursed..........          0.94%        0.94%
  After expenses waived, reimbursed and
    paid indirectly.............................          0.94%        0.94%

Ratio of net investment income to average
  net assets (after expenses waived,
  reimbursed and paid indirectly)...............          4.94%        4.93%

Portfolio turnover rate.........................            64%         49%

*     Commencement of operations.
**    Not annualized.
***   Annualized.

See accompanying Notes to Financial Statements.

                          KAYNE ANDERSON MUTUAL FUNDS


  INTERMEDIATE                              CALIFORNIA
  TOTAL RETURN                          INTERMEDIATE TAX-FREE
    BOND FUND                               BOND FUND
-------------------        -------------------------------------------------
  Year     10/28/96*         Year         Year         Year         10/28/96*
  Ended       to             Ended        Ended        Ended           to
12/31/97   12/31/96        12/31/99     12/31/98     12/31/97       12/31/96
--------   --------        --------     --------     --------       --------

$  10.59   $  10.65        $   10.77    $  10.74     $  10.64    $  10.65


    0.56       0.09             0.44        0.43         0.34        0.01

    0.18      (0.07)           (0.48)       0.03         0.11       (0.01)
    0.74       0.02            (0.04)       0.46         0.45        0.00

   (0.58)     (0.08)           (0.44)      (0.43)       (0.35)      (0.01)
    0.00       0.00             0.00        0.00         0.00        0.00
   (0.58)     (0.08)           (0.44)      (0.43)       (0.35)      (0.01)

$  10.75   $  10.59        $   10.29    $  10.77     $  10.74    $  10.64

    7.19%      0.20%**         (0.44)%      4.37%        4.26%       0.02%**

$  6,261   $  5,033        $  41,862    $  9,391     $   6,015   $  5,124


    2.23%      2.10%***         1.37%       2.23%        2.29%       2.08%***
    0.95%      0.95%***         0.75%       0.77%        1.56%       1.81%***

    0.95%      0.95%***         0.71%       0.77%        0.95%       0.95%***



    5.35%      4.72%***         4.14%       3.88%        2.58%       0.60%***

      27%         0%**            65%         47%          40%          0%**

                          KAYNE ANDERSON MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 1999.
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     Kayne Anderson Mutual Funds (the "Trust") was organized as a Delaware business trust on May 29, 1996 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust currently consists of five separate diversified series: Rising Dividends Fund, Small Cap Rising Dividends Fund, International Rising Dividends Fund, Intermediate Total Return Bond Fund and California Intermediate Tax-Free Bond Fund (formerly Intermediate Tax-Free Bond Fund) (each a "Fund" and collectively the "Funds").

     Between  May  29,  1996  and  the  respective   dates  of  commencement  of
operations, the Funds had no operations other than those related to organizational matters and the sale of 2,347 shares of the Small Cap Rising Dividends Fund, the International Rising Dividends Fund, the Intermediate Total Return Bond Fund and the California Intermediate Tax-Free Bond Fund to Kayne Anderson Investment Management, LLC (the "Advisor") for $25,000, respectively. On October 4, 1996 the shareholders of the Kayne Anderson Rising Dividends Fund (the "Predecessor Fund"), a series of shares of Professionally Managed Portfolios, entered into a tax-free reorganization pursuant to which they agreed to exchange their Predecessor Fund shares for shares of the Rising Dividends Fund series of the Trust, which had no operations prior to the reorganization. The Predecessor Fund is deemed to be the accounting survivor and accordingly the financial highlights include the operations of the Predecessor Fund for periods prior to the reorganization.

     The Rising Dividends Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies generally having a total market capitalization of $1 billion or more.

     The Small Cap Rising Dividends Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of small and mid-capitalization companies which the Fund currently considers to be companies having a total market capitalization of not more than $3 billion.

     The International Rising Dividends Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies outside the U.S. generally having a total market capitalization of $1 billion or more.

     The Intermediate Total Return Bond Fund seeks to obtain maximum total return, primarily through current income with capital appreciation as a secondary consideration. The Fund invests primarily in investment grade debt securities and seeks to maintain an average maturity of three to ten years.

     The California Intermediate Tax-Free Bond Fund seeks current income exempt from federal and California state income tax consistent with preservation of capital. The Fund invests primarily in investment grade debt securities and may maintain an average maturity of more than ten years.

     There can be no assurances that the Funds will be able to achieve their investment objectives. The value of the Funds' shares fluctuate daily and may be worth more or less than their purchase price when redeemed.

                          KAYNE ANDERSON MUTUAL FUNDS

--------------------------------------------------------------------------------
NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Funds' investments are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sale price. Other securities are valued at the last quoted bid price. Securities for which market quotations are not readily available, if any, are valued by an independent pricing service or determined following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required. At December 31, 1999 the Rising Dividends Fund, Small Cap Rising Dividends Fund, Intermediate Total Return Bond Fund and the California Intermediate Tax-Free Bond Fund had capital loss carryforwards available for federal income tax purposes of $1,205,594, $7,648,002, $253,513 and $2,026, respectively, which expire in 2007.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Interest income is recognized on the accrual basis. Bond discounts and premiums are amortized over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. DEFERRED ORGANIZATION COSTS: All of the expenses incurred by the Advisor in connection with the organization and registration of the Funds' shares will be borne by the Funds and amortized to expense on a straight-line basis over a period of five years.

     E. ACCOUNTING ESTIMATES: In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions with respect to expenses that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of expenses during the period. Actual result could differ from those estimates.

     F. RECLASSIFICATION OF CAPITAL ACCOUNTS: The Funds account for and report distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAINS, AND RETURN OF CAPITAL DISTRIBUTION BY INVESTMENT COMPANIES. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Paid-in capital, undistributed net investment income and accumulated net realized loss on investments have been adjusted for permanent book-tax differences. Reclassifications between accumulated net realized loss on investments and paid-in capital arose from "in-kind" distributions of appreciated securities to redeeming shareholders. Reclassifications between undistributed net investment income and paid-in capital arose from net operating losses, and differing book and tax treatments for foreign currency transactions.

                          KAYNE ANDERSON MUTUAL FUNDS

--------------------------------------------------------------------------------

     For  the  year  ended  December  31,  1999,   reclassifications  among  the
components of net assets are as follows:

                           Increase                         (Increase) Decrease
                          (Decrease)    Increase (Decrease)    Accumulated Net
                           Paid-in      Undistributed Net      Realized Loss on
                           Capital      Investment Income        Investments
                           -------      -----------------        -----------

Rising Dividends Fund     $    (9,378)       $ 9,378             $        --

Small Cap Rising
Dividends Fund            $   415,113        $10,470             $  (425,583)

International Rising
Dividends Fund            $ 1,501,227        $21,105             $(1,522,332)

Intermediate Total
Return Bond Fund          $    88,240        $10,470             $   (98,710)

California Intermediate
Tax-Free Bond Fund        $   (10,473)       $10,473             $        --

NOTE 3 - INVESTMENT ADVISORY AND MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Advisor provides the Funds with investment management services under an Investment Advisory Agreement (the "Agreement"). The Advisor furnishes all investment advice, office space and certain administrative services, and provides personnel as needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates:

  Rising Dividends Fund...................................................0.75%
  Small Cap Rising Dividends Fund.........................................0.85%
  International Rising Dividends Fund.....................................0.95%
  Intermediate Total Return Bond Fund.....................................0.50%
  California Intermediate Tax-Free Bond Fund..............................0.50%

     Although not required to do so, the Advisor has agreed to waive or reimburse the expenses of each Fund to the extent necessary so that its ratio of expenses to daily average net assets will not exceed the following levels:

  Rising Dividends Fund...................................................1.20%
  Small Cap Rising Dividends Fund.........................................1.30%
  International Rising Dividends Fund.....................................1.40%
  Intermediate Total Return Bond Fund.....................................0.95%
  California Intermediate Tax-Free Bond Fund..............................0.75%

                          KAYNE ANDERSON MUTUAL FUNDS

--------------------------------------------------------------------------------
     Pursuant to these expense limitation provisions, the Advisor reimbursed the Small Cap Rising Dividends Fund $14,699, the International Rising Dividends Fund $20,848, the Intermediate Total Return Bond Fund $59,911 and California Intermediate Tax-Free Bond Fund $88,631 during the year ended December 31, 1999.

      The Agreement further provides that the Advisor may seek reimbursement from the Funds for any fees foregone and expenses paid pursuant to these expense limitation provisions. However, such reimbursement will be made only if the actual expenses incurred by the Funds in any of the three following years are less than the applicable expense limitation provisions outlined above. At
December 31, 1999, the Advisor has waived fees and reimbursed other fund expenses amounting to $105,525 for the Small Cap Rising Dividends Fund, $122,822 for the International Rising Dividends Fund, $145,756 for the Intermediate Total Return Bond Fund and $228,551 for the California Intermediate Tax-Free Bond Fund as follows:

FUNDS:                                 1997       1998      1999        TOTAL
------                                 ----       ----      ----        -----

Small Cap Rising Dividends Fund       $77,861    $12,965   $14,699    $105,525
International Rising Dividends Fund $83,125 $18,889 $20,848 $122,822 Intermediate Total Return
  Bond Fund                           $70,713    $15,132   $59,911    $145,756
California Intermediate
  Tax-Free Bond Fund                  $40,123    $99,797   $88,631    $228,551

     Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor voluntarily or pursuant to an agreed upon expense cap (collectively "subsidies") shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the subsidy relates, provided the aggregate amount of the Fund's current operating expense for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expense. Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/ or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     The Funds executed certain investment security transactions through KA Associates, Inc., an affiliate of the Funds' Advisor. Commissions paid by the Funds to this affiliate during the year ended December 31, 1999 were as follows:

Small Cap Rising Dividends Fund......................................... $3,598
International Rising Dividends Fund..................................... $6,931

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, each Fund pays the Administrator an annual fee equal to 0.075% of the first $40 million of the its average daily net assets, 0.050% of the next $40 million, 0.025% of the next $40 million, and 0.010% thereafter, subject to a minimum annual fee of $30,000 per Fund.

                          KAYNE ANDERSON MUTUAL FUNDS

--------------------------------------------------------------------------------
     First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain officers and Trustees of the Fund are also officers and/or directors of the Advisor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      For the year ended December 31, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities, were as follows:

Fund                                              Purchases          Sales
----                                              ---------          -----
Rising Dividends Fund                            $31,989,864      $22,372,577
Small Cap Rising Dividends Fund                  $17,120,804      $19,013,041
International Rising Dividends Fund              $19,438,919      $24,331,922
Intermediate Total Return Bond Fund              $ 1,068,212      $ 6,636,233
California Intermediate Tax-Free Bond Fund       $ 9,773,764      $14,689,053

     The Intermediate Total Return Bond Fund purchased $13,145,643 and sold $19,448,153 in U.S. Government securities. There were no purchases or sales of U.S. Government securities by Rising Dividends Fund, Small Cap Rising Dividends Fund, International Rising Dividends Fund and California Intermediate Tax-Free Bond Fund.

     During the year ended December 31, 1999 the Small Cap Rising Dividends Fund, the International Rising Dividends Fund and the Intermediate Total Return Bond Fund realized gains in the amount of $425,583, $1,512,332 and $98,710, respectively, from the "in-kind" distribution of appreciated securities to redeeming shareholders.

NOTE 5 - ACQUISITION OF SEFTON FUNDS

     On November 22, 1999, the shareholders of the Sefton Funds approved a plan of reorganization whereby on that date, Rising Dividends Fund acquired all the net assets of Sefton Value Fund, Small Cap Rising Dividends Fund acquired all the net assets of Sefton Small Company Value Fund, Intermediate Total Return Bond Fund acquired all the net assets of Sefton U.S. Government Fund and California Intermediate Tax-Free Bond Fund acquired all the net assets of Sefton California Tax-Free Fund. These acquisitions were accomplished by the tax-free exchange of shares of equal value on the acquisition date, pursuant to a plan of reorganization approved by Sefton Funds' shareholders. Sefton Funds' net assets at that date were combined with those of the Funds. The net assets of each of the Sefton Funds immediately prior to the acquisition were as follows:

                          KAYNE ANDERSON MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                               Net Unrealized
                                                            Accumulated Net     Appreciation
                                                             Realized Loss     (Depreciation)
                            Net Assets    Paid-in Capital    on Investments     on Investments
                            ----------    ---------------    --------------     --------------
Equity Value Fund           $56,532,609     $54,716,178       $(1,539,054)        $3,355,485

Small Company
Value Fund                  $15,192,065     $22,600,275       $(7,737,620)         $ 329,410

U.S. Government Fund        $40,785,659     $41,062,382       $  (261,794)         $ (14,929)

California Tax-Free Fund    $38,536,951     $37,774,800       $        --          $ 762,151

     The net assets of the following Funds, the accounting survivors of the reorganizations, immediately before the acquisitions were as follows:

Rising Dividends Fund.............................................. $66,643,720
Small Cap Rising Dividends Fund.................................... $31,612,147
Intermediate Total Return Bond Fund................................ $12,672,429
California Intermediate Tax-Free Bond Fund......................... $11,543,669

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
KAYNE ANDERSON MUTUAL FUNDS
LOS ANGELES, CALIFORNIA


We have audited the accompanying statements of assets and liabilities of Kayne Anderson Mutual Funds (comprising, respectively, the Rising Dividends Fund, the Small Cap Rising Dividends Fund, the International Rising Dividends Fund, the Intermediate Total Return Bond Fund, and the California Intermediate Tax-Free Bond Fund), including the portfolios of investments, as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods ended December 31, 1996 and 1995 were audited by other auditors whose report dated February 4, 1997 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Kayne Anderson Mutual Funds as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                        BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
January 28, 2000

                                     ADVISOR
                    Kayne Anderson Investment Management, LLC
                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
                                 (310) 556-2721

                                        *

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                        *

                          CUSTODIAN AND TRANSFER AGENT
                         Investors Bank & Trust Company
                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                        *

                                    AUDITORS
                        Briggs, Bunting & Dougherty, LLP
                          Two Logan Square, Suite 2121
                        Philadelphia, Pennsylvania 19103

                                        *

                                  LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.